UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811- 21748

 Bread & Butter Fund, Inc.

(Exact name of registrant as specified in charter)

3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Address of principal executive offices) (Zip code)

James B Potkul, Potkul Capital Management LLC.

 3633 Hill Rd 3rd Flr. Parsippany, NJ 07054

(Name and address of agent for service)

Registrant's telephone number, including area code:   973-331-1000

Date of fiscal year end:      December 31

Date of reporting period:   December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

Annual Report

December 31, 2006

3633 Hill Rd 3Rd Flr

Parsippany, NJ 07054

Phone: (888) 476-8585

Http://www.BreadandButterFund.com

Dear Fellow Shareholders,

The Bread & Butter Fund generated a total return of 10.73% for the year 2006. This performance compared unfavorably with the 15.79% return for the S&P 500 Index. The net asset value (NAV) of the Fund at the end of the year 2006 was $11.03 a share which included an income, a return of capital and a qualified dividend distribution totaling $0.21 per share paid on December 29.

While the Fund performed reasonably well on an absolute basis, it lagged the S&P 500 Index by a noticeable margin of 5.06%. The main contributor to the Fund’s seemingly underperformance was the level of cash investments held by the Fund at 39.76%. This is higher than I would like, but the Fund will hold cash if absolute undervalued opportunities that meet our strict Contrarian/Value strategy cannot be found. As was mentioned in our first annual report, the Fund at times may be out of sync with the market, especially in powerful upward movements. Over the years this has been the general nature of the Contrarian/Value strategy which can be observed. Trying to predict investor behavior over the short-term is very difficult or inconsistent at best. We all witnessed how unpredictable investors are when ‘eyeball count’ became the new metric to value an internet company or recently how irrational real estate speculators were when they purchased properties with risky exotic loans. This would occur even though the real estate speculator may have never set foot on the property or could even afford to make the loan payments.  By no means am I predicting a downdraft in the market with the Fund’s large cash holding. This current situation is merely a function of a lack of inexpensive absolute value investments being available that meet the Fund’s strategy. I know this can be frustrating as you watch the general indices move up and your Fund lags behind.  Investing in this actively managed fund, you should expect periods of underperformance which inevitably will happen. A firm commitment to the Fund’s investment strategy is vital in order to overcome the temptation to cut and run to other strategies that might be in favor at the moment.

 In 2006, there were over 900 plus mutual funds that were liquidated or merged out of existence. Several studies have come to similar conclusions about the characteristics of the closed funds: Funds that took bigger risks (aggressive growth funds) stood a greater chance of being closed, as in the case of 40% of the total. Another characteristic is high expenses experienced by the funds, which was the case where operating expenses were 33% above the average fund. The Bread & Butter Fund is being managed in a prudent manner, taking into account risk of capital when making an investment. The Fund’s Board will be working diligently over time to reduce fund expenses. Such efforts and steadfast execution of the Contrarian/Value investment strategy should contribute to the Fund’s long-term success.

 The key contributors to the Fund’s returns were News Corp (up 34%), Central Parking (up 31%), NGP Capital Resources (up 26%), El Paso (up 26%) and Time Warner (up 25%).

Conversely, a few individual holdings detracted from enhancing the Fund’s annual returns including Patterson UTI Energy (down 14%), Pioneer Drilling (down 5%), Mitsubishi UFJ Financial (0%) and Pioneer Natural Resources (up 0.1%).

The Fund has a 17.32% weighting in the energy sector. The sector has attractive long-term fundamentals, but can be quite volatile. Over the past several months, sentiment toward the sector has turned sharply negative while speculators have rushed for the exits. I have been able to add to a few of the energy holdings as the result of such activity at attractive valuations.

My reasons for feeling so optimistic about the energy sector:

•

The world economy continues to grow and expand. China and India as well as other developing countries will consume more energy as their economies and standard of living improves. China has established a Geological Fund with its huge foreign reserves to diversify their asset base and to stockpile natural resources. The U.S. has a proposal to double our countries strategic petroleum reserves over time.

•

The number of land rigs drilling for natural gas has more than doubled since 2002 and according to the American Petroleum Institute, an estimated 29,356 gas wells were completed in 2006, a record, yet the total U.S. production is only up 1 to 2%.

•

Two of the larger oil fields in the world are in decline, the Burgan oil field in Kuwait and the Cantarell oil field in Mexico. The North Sea and Norway’s production is also in decline. These are examples of how difficult it is to replace current production.

•

Russia, Venezuela and Iran are using energy to influence politics. The instability of the Middle East puts a vast amount of the world’s energy resources at risk.

A few of the Fund’s current energy holdings are Helmerich & Payne (HP), Pioneer Drilling (PDC) and Patterson UTI Energy (PTEN). These companies own and operate land drilling rigs. Helmerich & Payne has the newest most technologically advanced land drilling rigs called FlexRigs. Currently, the company is in an aggressive new rig building program for major Exploration & Production energy companies. The rig contracts are usually for 3 years and these contracts provide nearly a 100% payback of its cost. The demand for FlexRigs is very high due to the efficiency, ease of movement between well sites and safety record. With these advantages, the FlexRigs have achieved the highest day rates and utilization rates in the industry.

Pioneer Drilling is a smaller company with the second newest land rig fleet in the industry. It has a strong balance sheet with a surplus cash position and no debt. It has expanded its rig fleet in recent years with longer term contracts. These contracts provide for nearly 100% return on investment. Finally, Patterson UTI Energy is the second largest land driller. Its rig fleet is older but cost substantially less to refurbish vs new rigs. Therefore, the company has been able to buyback large quantities of stock, 8%, in order to increase shareholder value. All three of these companies trade at single digit P/E ratios as well as having very strong balance sheets to endure any possible downturn in business.

The Fund’s second largest sector is REITs at 11.21%. Specifically Sun Communities (SUI) and Origen Financial (ORGN), REITs that own or are involved in the manufactured home (MH), factory built home sector. Berkshire Hathaway (BRKB) is another holding in the fund, which owns a subsidiary Clayton Homes, the largest manufactured home builder and financer. The manufactured home sector has been depressed for many years as a result of the last MH bubble that peaked at 373,000 units in 1998. Over the period 1995-1999, the number of manufactured units built over those years was sequentially 340,000, 363,000, 354,000, 373,000 and 348,000. After this period of high build rates ended, a period of correction followed. Over the period 2002-2006, the build rate was 169,000, 131,000, 131,000, 147,000 and about 125,000 units in the last year. The historical average annual build rate has been approximately 200,000+ units. This massive inventory overbuild has taken over 8 years from peak to trough to work itself out. Like the current traditional housing market, which is now deflating, the MH bubble went into such an extreme inventory over-build due to the lax easy lending standards which persisted at the time. Many MH lenders ended up going bust during that time, so financing dried up. I see a similar pattern with sub-prime traditional home lenders. Currently, the MH sector appears to be bottoming out while the traditional home sector is entering its corrective phase. This situation should benefit the MH industry over time as the typical MH buyer will no longer be able to buy the traditional house with easy credit terms. The price advantages of MH will soon become more apparent as the situation unfolds. I am watching this sector closely as well as the traditional home building related sectors to add as the market presents opportunities.

A Few Current Market Observations

The markets are awash in liquidity. This is due to the enormous inflows of capital into private equity funds and hedge funds. This huge pool of money is searching for potential buyout candidates. As the competition for assets heats up, so does the valuations resulting in lower returns. These conditions are making our efforts to find attractively priced investments that much more difficult. I assure you that our search for value is relentless.

There is an explosion of CDO’s (collateralized debt obligations - repackaged portfolios of debt securities or debt derivatives) issuances the past few years.   Bankers are competing to come up with new ways to slice and dice risk. It is difficult to determine the ultimate outcome of the enormous issuance of these structured credits and derivatives, but I will be watching it carefully to assess the risks to the markets. History has shown that periods of euphoria in an asset class are eventually followed by despair.

Another trend that I see is the enormous inflows and creation of ETF’s or Exchange traded funds. It is my belief that this will be a benefit to us over time. Many hedge funds and active institutions have embraced these vehicles to get exposure to sectors while negating some of the risks with individual stock holdings. I think the increased price volatility associated with such large capital flows in and out of sectors should provide opportunity for actively managed funds such as ours, who are patiently picking their spots.

Please feel free to send your questions and comments to us. I would like to thank fellow shareholders for their show of support and confidence in the Bread & Butter Fund.

Respectfully Submitted,

James B. Potkul

President – Chief Investment Officer

**The discussion of Fund investments represent the views of the Fund’s manager at the time of this report and are subject to   change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

S&P 500 v. Bread & Butter Fund

Based on $10,000 Initial Investment

15,000.00
10,000.00
5,000.00
-
0
Bread & Butter Fund
S&P 500 Index
$12,020
$11.265
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.  Return and share price will fluctuate so that shares when redeemed may be worth more or less than original cost.

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

BREAD & BUTTER FUND, INC.

*Top Ten Holdings and Asset Allocation

December 31, 2006

      Top Ten holdings

        Asset Allocation

      (% of Net Assets)

(% of Net Assets)

Sun Communities Inc.    8.37%

             Energy                   17.32%

Pfizer Incorporated     6.43%

             Real Estate (REITs)      11.21%

Time Warner             4.51%

 Media/Entertainment       7.96%

NGP Capital Resources   4.33%

             Heathcare/Pharma          6.43%

ConocoPhillips          4.09%              Registered Invest Co.     4.33%

Central Parking Corp.   3.73%              Business Services         3.73%

News Corp Ltd Cl B      3.45%              Financials                3.22%

El Paso Corp            3.30%

       Diversified Holding Co.   3.03%

Mitsubishi UFJ          3.22%              Telecommunications        3.01%

Berkshire Hathaway      3.03%          Short-Term Investments       37.08%

                     --------

                       44.46%         Other Assets

                                      Less liabilities, net          2.68%

                                           -------

                         100.00%

*Portfolio holdings are subject to change and are not recommendations of individual stocks.

BREAD & BUTTER FUND, INC.

SCHEDULE OF INVESTMENTS IN SECURITIES

December 31, 2006

                               Shares   Historical Cost      Value

                               ------   ---------------      ------

COMMON STOCKS – 60.24%

Business Services – 3.73%

--------------------------

  Central Parking Corp.         2,000       28,184          $ 36,000

                                           --------          --------

                                            28,184            36,000

Diversified Holding Cos. – 3.03%

--------------------------------

  Berkshire Hathaway Cl B*          8       23,466            29,328

                                           --------          --------

                                            23,466            29,328

Closed End Investment Company – 4.33%

-------------------------------------

  NGP Capital Resources Company 2,500       33,170            41,875

                                           --------          --------

                                            33,170            41,875

Energy   -  17.32%

------------------

  ConocoPhillips                  550       32,619            39,573

  El Paso Corporation           2,090       23,124            31,935

  Helmerich & Payne Inc.        1,100       24,330            26,917

  Patterson UTI Energy            800       21,626            18,584

  Pioneer Drilling Co.          2,000       28,027            26,560

  Pioneer Natural Resources       600       23,626            23,814

                                           --------          --------

                                           153,352           167,383

Financials -  3.22%

-------------------

  Mitsubishi UFJ Financial ADRF 2,500       31,055            31,125

                                           --------          --------

                                            31,055            31,125

Healthcare-Pharmaceutical - 6.43%

----------------------

  Pfizer Incorporated           2,400       50,588            62,160

                                           --------          --------

                                            50,588            62,160

Media/Entertainment – 7.96%

----------------------------

  News Corp. Ltd. B             1,500       23,785            33,390

  Time Warner Inc.              2,000       36,065            43,560

                                           ---------         --------

                                            59,850            76,950

Real Estate (REITs) - 11.21%

----------------------------

  Sun Communities Inc.          2,500       70,338            80,900

  Origen Financial Inc.         4,000       23,950            27,400

                                           --------          --------

                                            94,288           108,300

Telecommunications - 3.01%

--------------------------

  IDT Corp*                     2,150       26,025            29,089

                                           --------          --------

                                            26,025            29,089

TOTAL COMMON STOCKS                        499,978           582,210

                                           --------          --------

SHORT-TERM INVESTMENTS – 37.08%

--------------------------------

   Schwab Value Advantage     356,339      356,339           356,339

   Money Market Fund

   Schwab One Money Market      2,052        2,052             2,052

                                           --------          --------

TOTAL SHORT-TERM INVESTMENTS               358,391           358,391

                                           --------          --------

TOTAL INVESTMENTS                        $ 858,369           940,601

                                           --------

OTHER ASSETS AND LIABILITIES – 2.68%                          25,911

                                                             --------

NET ASSETS - 100.00%                                        $966,512

                                                             --------

*Non-income producing during the year.

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND, INC.

Statement of Assets and Liabilities

December 31, 2006

Assets

Investments in Securities, at value (cost $858,369)         $940,601

Cash                                                          25,797

Dividends and Interest Receivable                                114

                                                             --------

      Total Assets                                           966,512

Liabilities                                                     -

Accrued Expenses                                                -

                                                             --------

Net Assets                                                   966,512

                                                             --------

Composition of Net Assets:

   Common Stock, at $.001 par value                               88

   Paid in Capital                                           884,723

   Accumulated net realized (loss) on investments               (531)

      Net unrealized appreciation of securities               82,232

                                                             --------

Net Assets (equivalent to $11.03 per share based

on 87,597 shares outstanding) (Note 4)                      $966,512

                                                             --------

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND, INC

Statement of Operations

For the year ended December 31, 2006

Investment Income

Interest                                                    $ 16,113

Dividends (A)                                                  7,299

                                                             --------

   Total Income                                               23,412

                                                             --------

Expenses

Investment Advisory Fee (Note 2)                               8,170

Audit                                                          9,000

Software                                                       4,060

Registration Fees                                              3,344

Insurance                                                        781

Taxes                                                            775

Office Supplies Miscellaneous                                    220

Postage                                                           84

Director Fees                                                     59

                                                             --------

    Total Expenses                                            26,493

Less, fees waived and expenses reimbursed

by adviser (Note 2)

 (15,055)

                                                             --------

    Net Expenses                                              11,438

Net Investment Income                                         11,974

                                                             --------

Realized and Unrealized Gain (Loss) from Investments

     Net realized gain (loss) on investment securities       (531)

     Net increase in unrealized appreciation on

     Investment securities                                    73,292

                                                             --------

Net realized and unrealized gain (loss) from investments      72,761

                                                             --------

Net increase (decrease in net assets resulting

From operations                                             $ 84,735

                                                             --------

(A) Net of foreign withholding taxes of $9 and return of capital distributions received from portfolio companies of $5,967.

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND, INC.

Statement of Changes in Net Assets

                                                   For the

                                                   year ended    Period Ended*

                                                   Dec 31, 2006  Dec 31, 2005

                                                  -------------  ------------

Increase (decrease) in net assets from operations

Net investment income                                $ 11,974      $  1,633

Net realized gain loss)from investment transactions   (531)          -

Unrealized appreciation (depreciation) of

Investment securities                                  73,292         8,940

                                                      --------      --------

Net increase in net assets resulting from

   operations                                          84,735        10,573

Distributions to shareholders                         (11,974)     (1,633)

Tax return of capital distribution to shareholders     (5,967)          -

Share transactions (Note 4)                           187,355       603,423

                                                      --------      --------

   Total increase in net assets                       254,149       612,363

Net Assets

   Beginning of period                                712,363       100,000

                                                      --------      --------

   End of year period                                $966,512      $712,363

                                                      --------      --------

* For the period from October 31, 2005 (commencement of investment operations) to December 31, 2005

The accompanying notes are an integral part of these financial statements

BREAD & BUTTER FUND, INC.

Financial Highlights

For share of capital stock outstanding throughout the period

                                                    Year Ended   Period Ended

                                                     12/31/06     12/31/05*

PER SHARE DATA:

Net Asset Value, Beginning of period                  $10.15        $10.00

Income from Investment Operations:

Net Investment Income                                    .14           .02

Net Realized and Unrealized Gain (Loss)on investments    .95           .15

                                                         -----         -----

Total Income From Investment Operations

  1.09           .17

Less Distributions                                      (.14)         (.02)

Tax Return of Capital Distribution

              (.07)           -

Net Asset value, End of period                         $11.03        $10.15

Total Return                                            10.73%         1.73%

Ratios and Supplemental Data:

Net Assets, End of Year                               $966,512      $712,363

Ratio of Expenses, after reimbursement

To Average Net Assets                                   1.40%         1.40%a

Ratio of Expenses, before reimbursement

To Average Net Assets                                   3.22%        11.21%a

Ratio of Net Investment Income to

Average Net Assets                                      1.46%         1.68%a

Portfolio Turnover Rate (%)                             5.33%         0.00%

a = annualized

*For the period from October 31, 2005 (commencement of investment operations)

 to December 31, 2005

The accompanying notes are an integral part of these financial statements.

BREAD & BUTTER FUND, INC.

Notes to Financial Statement

December 31, 2006

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:  The Bread & Butter Fund, Inc. (the "Fund"), is an open-end, no-load, non-diversified regulated investment company that was incorporated in the state of New Jersey on March 2, 2004.  The Fund commenced investment operations October 31, 2005; it had no operations prior to that date other than matters relating to its organizational matters and the sale of 10,000 shares to James B. Potkul, who is affiliated with the Adviser, as its President/Chief Investment Officer and Principal. The Fund is authorized to issue 100,000,000 shares of $.001 par value capital stock.

The Fund's investment objective is to seek long-term capital appreciation primarily by investing in securities that Potkul Capital Management LLC (the "Adviser") believes are undervalued. The Fund is a "non-diversified" portfolio, which means it can invest in fewer securities at any one time than diversified portfolios.

Security Valuations:  Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.   Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price, except for short positions, for which the last quoted asked price is used. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value,or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Directors.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

BREAD & BUTTER FUND, INC.

Notes to Financial Statement(continued)

December 31, 2006

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes:  The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized, over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

BREAD & BUTTER FUND, INC.

Notes to Financial Statement(continued)

December 31, 2006

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for operations during the reporting. Actual results could differ from these estimates.

2.

INVESTMENT ADVISORY AGREEMENT

The Fund has an investment advisory agreement with the Adviser to furnish investment advisory and certain other management services to the Fund. The Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 1.00%.  The Adviser will absorb all expenses of the Fund so that the Fund's total expense ratio is equal to or less than 2 % of the first $10 million in net assets and less than 1.5% of the next $20 million of net assets per year. This expense cap shall remain in effect in perpetuity and can only be terminated by the Fund. The Fund will bear its own operating expenses which will include director's fees, legal and accounting fees, interest, taxes, brokerage commissions, bookkeeping and record maintenance, operating its office, transfer agent and custodian fees. The Adviser will serve as the Fund's transfer agent at no cost to the Fund except for out of pocket expenses.  A management fee of $8,170 accrued to the Advisor for the year ended December 31, 2006. For the year the Advisor reimbursed the Fund $15,055 for expenses in excess of 1.4% of the average annual net assets. The 1.4% expense cap was voluntary on the part of the Adviser.

James B. Potkul is the President and Chief Investment and Compliance Officer of the Fund. Mr. Potkul is also the President/Chief Investment Officer and Principal of the Adviser.

3.   INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2006 were $241,889 and $24,319 respectively.

At December 31, 2006 net unrealized appreciation for Federal income tax purposes aggregated $76,265 of which $80,774 related to unrealized appreciation of securities and ($4,509) related to unrealized depreciation of securities.  The cost at December 31, 2006 of investments for Federal income tax purposes was $499,978 excluding short-term investments.

4.

CAPITAL SHARE TRANSACTIONS

As of December 31, 2006, there were 100,000,000 shares of $.001 per value capital stock authorized.  The total par value and paid-in capital totaled $884,811. Transactions in capital stock were as follows for the period ended:

BREAD & BUTTER FUND, INC.

Notes to Financial Statement(continued)

December 31, 2006

4.

CAPITAL SHARE TRANSACTIONS (Continued)

                            December 31, 2006          December 31, 2005

                            Shares      Amount         Shares      Amount

                          --------------------------   -------------------

Shares Sold                  15,761    $169,414        60,048     $601,790

Shares issued in

Reinvestment of dividends     1,627    $ 17,941           161        1,633

Shares Redeemed                -           -              -          -

                            --------    --------       --------    --------

Net Increase

     17,388    $187,355        60,209     $603,423

5.   FEDERAL INCOME TAXES

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

As of December 31, 2006 the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income

 $        -

Undistributed long-term capital Loss

 $      (531)

Unrealized appreciation

             $    82,232

The tax character of distributions paid during the year ended December 31, 2006 was ordinary income of $11,974 and a return of capital Dividend of $5,967.

Sanville & Company

Certified Public Accountants

1514 Old York Rd. Abington, PA 19001

(215)884-8460   (215)884-8686 FAX

140 East 45th Street New York, NY 10017

(212)661-3115   (646)227-0268 fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

  of Bread & Butter Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Bread & Butter Fund, Inc., (the "Fund") including the schedule of investments, as of December 31, 2006 and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended, and also the statement of changes in net assets and the financial highlights for the period from October 31, 2005 (commencement of investment operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bread & Butter Fund, Inc. as of December 31, 2006, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania                                      Sanville & Company

February 12, 2007

BREAD & BUTTER FUND, INC.

Expenses

December 31, 2006

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund operating expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2006 to December 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expense Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expense may not be used to estimate the actual ending account balance or expense you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other Funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

                                                       Expenses Paid

                 Beginning

    Ending

             During Period*

                 Account Value    Account Value        July 1, 2006 to

                 July 1, 2006     December 31, 2006    December 31, 2006

   ---------------    -----------------    -------------------

Actual

 $1,000.00

$1,233.30

        $  7.88

Hypothetical

5% return

before expenses)   $1,000.00

$1,018.15

        $  7.12

*Expenses are equal to the Fund's annualized expense ratio of 1.40%,

multiplied by the average account value over the period, multiplied by

184 days/365 days[number of days in most that the Fund has been offered for sale - year/365 [or 366] (to reflect the one-half year period).

BREAD & BUTTER FUND, INC.

ADDITIONAL INFORMATION

December 31, 2006

PROXY VOTING GUIDELINES

Potkul Capital Management LLC., the Fund's Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. The Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities is available without charge by calling the Fund at 1-888-476-8585, at the Fund's website http://www.breadandbutterfund.com or by visiting the Securities and Exchange Commission ("SEC's") website http://www.sec.gov.

QUARTERLY FILING OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting held on July 8, 2006, the Board of Directors, including a majority of Directors that are not "interested" persons of the Fund (as the term is defined in the 1940 Act), re-approved the Advisory Agreement based upon its review of the qualitative and quantitative information provided by the Investment Advisor. The Directors considered, among other things, the following information regarding the

Investment Adviser.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE INVESTMENT

ADVISOR

The Directors reviewed the nature, quality and scope of current and anticipated services provided by the Investment Advisor under the Advisory Agreement. This includes portfolio management, supervision of Fund operations and compliance and regulatory matters.

COST OF SERVICES TO THE FUND AND PROFITABILITY OF ADVISER

The Directors considered the Fund's management fee and total expense ratio relative to industry averages.  The willingness of the Adviser to absorb initial formation expenses as well as absorbing expenses beyond contract terms has shown effort to be competitive on a fee basis.

CONCLUSIONS

Based on the above review and discussions, the Directors concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Agreement.

BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors.  Information pertaining to the Directors of the Fund is set forth below.  The SAI includes additional information about the Fund's Directors, and is available without charge, by calling 1-888-476-8585.  Each director may be contacted in writing to the director c/o Bread & Butter Fund, Inc., 3633 Hill Road, Parsippany, NJ 07054.

INTERESTED DIRECTOR

Name & Age        Position  Term/Time    Principal Occupation  Other Public

                            On Board     During last 5 Years   Company

                                                               Directorships

------------      --------  -----------  -------------------   ------------

Jeffrey E Potkul   Director  1 Year Term  Specialist Urology       None

Age 40                         2 Years    Ethicon Inc.

                                          Johnson & Johnson

INDEPENDENT DIRECTORS

Donald J McDermott Director  1 Year Term  Professor Biology        None

Age 76             Chairman    2 Years    Essex County

                   of the                 College

                   Board

Frank J Figurski   Director  1 Year Term  Senior Systems           None

Age 43                         2 Years    Technician HSBC

                                          Technology &

                                          Services USA Inc.

Theodore J Moskala Director  1 Year Term  2nd Vice President        None

Age 42                         2 Years    Claim Strategies

                                          St.Paul Travelers Corp.

Directors of the Fund are considered "Interested Directors" as defined in theInvestment Company Act of 1940 because these individuals are related to the Fund’s Investment Adviser. Jeffrey E  Potkul is the brother of James B Potkul, who is the President of the Fund and of the Fund’s Adviser.

ITEM 2.  CODE OF ETHICS – Not applicable

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund has assets of less than 1 million and has no audit committee and therefore has no audit committee financial expert.  The Fund's officers and board of directors, which consists of independent directors that control 75% of the board, oversee and review all Fund reports.  The current Fund auditor is Sanville & Company, registered public accounting firm. Sanville & Company conducts various Fund audits and continues to indicate satisfaction with the Fund's internal controls, security certificate inspections, and other Fund reporting. At this time the Fund believes it has adequate supervision over its accounting procedures, practices and reporting.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed for last fiscal years for audit fees.

                       12/31/2006

Audit Fees             $ 8,000

Audit-Related Fees     $     0

Tax Fees               $ 1,000

All Other Fees         $     0

Each year, the registrant's Board of Directors recommends a principal accountant to perform audit services for the registrant.  At the registrant's Annual Meeting, the shareholders vote to approve or disapprove the principal accountant recommended by the Board.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.   Not applicable.

ITEM 6.   SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the    report to shareholders filed under Item 1 of this Form.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT  COMPANIES.

Not applicable to open-end investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS- Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

James B. Potkul is the President of the Fund.  He handles all financial matters of the Fund and has provided the internal control procedures to produce detailed and accurate reports in all financial matters involving Fund operations. James B. Potkul reports to the board of directors and the Fund's Chairman of the Board, Donald McDermott on a continuous basis. Mr. Potkul is also President and owner of the investment adviser, the Potkul Capital Management LLC. Auditors have reviewed the Internal Control exercised by the Fund during this past year and found no material weaknesses.

ITEM 12.  EXHIBITS.

 (a)   (1)      EX-99.CODE ETH.  Not applicable.

(a)(2)  Certifications pursuant to Section 302 of the Sarbanes-Oxley

  Act of 2002.  ex-99cert  Filed herewith.

(b)     Certifications pursuant to Section 906 of the Sarbanes-Oxley

 Act of 2002.  ex-99.906cert   Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bread & Butter Fund, Inc.

By /s/ James B. Potkul

--------------------------

       James B. Potkul

       Principal Financial Officer

Date 02/26/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ James B. Potkul

------------------------

       James B. Potkul

       Principal Financial Officer

Date 02/26/2007